Semi
Annual
Report

[GRAPHIC OMITTED]

                                                           FEBRUARY 28, 2003



TEMPLETON FOREIGN FUND

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                                           OUR INVESTORS TO MAINTAIN A LONG-TERM
                                               PERSPECTIVE AND REMEMBER THAT ALL
                                             SECURITIES MARKETS MOVE BOTH UP AND
                                           DOWN, AS DO MUTUAL FUND SHARE PRICES.
                                                 WE APPRECIATE YOUR PAST SUPPORT
                                                AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
JEFFREY A. EVERETT, CFA
PORTFOLIO MANAGER
TEMPLETON FOREIGN FUND

EDELIVERY DETAILS:
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
SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON FOREIGN FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN FOREIGN SECURITIES, WHICH MAY INCLUDE EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Foreign Fund covers the six months ended February 28, 2003. The period under review was a challenging time for global equity markets, but there were some bright spots, particularly among emerging markets. After a summer downturn, many major global equity market indexes rebounded in October and November; however, the unstable geopolitical situation brought renewed concerns over the world's economic recovery, which seemed to hamper stock performance. Fear of war and terrorism rose again in December and remained a central issue restraining the world's capital markets.

In our opinion, the summer downturn was largely driven by rising concerns about the impact that disinflation or the potential risk of deflation would have on corporate profits. Consequently, stock markets welcomed the Federal Reserve Board's 50 basis-point reduction of short-term interest rates in November, which signaled a determination to combat growing deflation risk at the expense of the U.S. dollar. The

CONTENTS

Shareholder Letter ................  1

Performance Summary ...............  8

Financial Highlights &
Statement of Investments .......... 11

Financial Statements .............. 23

Notes to
Financial Statements .............. 26

[GRAPHIC OMITTED] FUND CATEGORY

EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

--------------------------------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
--------------------------------------------------------------------------------

European Central Bank followed suit with a similar cut, and Japanese officials also indicated a more accommodative monetary stance. During most of 2002's fourth quarter, the risk of war in Iraq and doubts over the U.S. consumer's spending resiliency seemed overshadowed by hopes of a new recovery cycle, which helped fuel a broad-based stock market rally beginning with technology-related companies. However, as economic and geopolitical concerns reemerged in December and were further aggravated by tensions with North Korea and turmoil in Venezuela, the rally lost momentum. Except for a brief rise in early January, investor sentiment appeared negative.

During the six months under review, short-term concerns regarding Iraq, North Korea and Venezuela seemed to overshadow the impact of some of the longer-term positives, in our view. For example, valuations in many sectors hovered around historically low levels. Additionally, Chinese, Russian and American officials appeared to be communicating more closely than at any time since World War II. We believe investors may have underestimated these encouraging factors; however, we know investor sentiment can change rapidly, such as we saw in 1991 when U.S. stock markets rose sharply after Allied troops landed in Kuwait. Short-term market trends are difficult to predict and can be very costly. In our view, investors are better served by considering individual securities' long-term fundamentals.

Within this difficult environment, we sought to find undervalued securities based on our assessment of current valuations and potential long-term earnings growth. For the six months ended February 28, 2003, Templeton Foreign Fund - Class A produced a -9.61% cumulative total return in U.S. dollars, as shown in the Performance Summary beginning on page 8. During the same

[PIE CHART OMITTED]

GEOGRAPHIC DISTRIBUTION
Based on Total Assets
2/28/03

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe 48.9%
Asia 29.8%
North America 6.4%
Latin America 3.6%
Australia & New Zealand 2.0%
Middle East & Africa 0.3%
Short-Term Investments & Other Net Assets 9.0% period, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index (the Index) returned -10.97% in U.S. dollars. 1 We attribute the Fund's performance relative to the Index primarily due to our stock selection and country allocations. At Templeton, country allocations have always been a function of our stock-by-stock selection, rather than on the investment merits of geographical areas. Stock selection, or bottom-up investing, remains a key tenet of the Templeton approach.

By sector, the Fund's performance relative to the Index was strong among energy, utilities and consumer-related holdings. Within these sectors, PetroChina, Iberdrola and Adidas-Salomon made significant contributions. Unfortunately, our investments in aerospace and defense, pharmaceuticals and wireless telecommunication services lagged, including BAE Systems, Aventis and China Mobile. From a geographical standpoint, exposure to Japan, Brazil and Germany benefited the Fund while our Finland and U.K. holdings negatively impacted performance.

Contrary to many investors who shunned financial stocks, we purchased certain bank stocks whose valuations appeared attractive to us. During the six-month period, we added to our existing Abbey National and Lloyds TSB Group holdings. We also initiated positions in South Korea's Kookmin Bank and Canada's Toronto Dominion Bank. Bank stocks are generally exposed more directly to the capital markets than industrial stocks. However, we believe our bank stock purchases exhibit quality of management, including the new leadership at Abbey National. Additionally, based on our estimate of future earnings growth, we believed that we paid bargain prices for many of the

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
2/28/03

                             % OF TOTAL
                             NET ASSETS
----------------------------------------

Oil & Gas                         9.1%

Insurance                         7.4%

Banks                             4.9%

Electric Utilities                4.9%

Diversified Financials            4.6%

Paper & Forest Products           4.2%

Pharmaceuticals                   4.1%

Metals & Mining                   3.8%

Real Estate                       3.5%

Household Durables                3.3%


1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 COUNTRIES
Based on Equity Securities
2/28/03

                   % OF TOTAL
                  NET ASSETS
-------------------------------

Hong Kong              12.1%

U.K.                    8.7%

Japan                   7.8%

Switzerland             6.7%

Germany                 6.1%

Netherlands             5.7%

South Korea             5.0%

France                  4.8%

Finland                 4.5%

Sweden                  3.6%



Fund's bank stocks. Although the purchases increased the Fund's overall financial sector exposure, the Fund remained underweighted in banks and overweighted in insurance relative to the Index as of February 28, 2003. The insurance industry, particularly the reinsurance business, is one of the few areas where we saw significant pricing power. Thus, we increased our AXA, Ace and Swiss Reinsurance holdings during the six months under review.

In emerging markets, the South Korean stock market recently faced political pressure. Still, the performance of our holdings held up comparatively well during the period. We view this headwind as temporary, and for the long term, we think many companies in the U.S. and other developed markets will likely face significant competitive threats from businesses localized in emerging markets such as South Korea. We believe that many of these companies, which came into existence or began trading publicly only a few years ago, possess tremendous cost advantages. Moreover, South Korean companies, such as Samsung Electronics and LG Electronics, have become global leaders in their niche businesses while continuing to trade at discounts relative to their developed market peers. As of February 28, 2003, the price-to-earnings (P/E) ratio for the South Korean stock market was 8.4 compared with 28.2, 15.8 and 20.8 for France, the Netherlands and the U.S., respectively. 2 We think this valuation disparity could lessen over time. In the meantime, we view periods of market weakness as opportunities to acquire at a discount certain South Korean companies that we consider to be of high quality.

2. Source: Standard & Poor's Micropal.

During the reporting period, we found compelling valuations in an eclectic mix of stocks. We began new positions in Nestle, the Switzerland-based manufacturer of packaged foods that is behind popular brands such as Perrier and Ralston Purina, and Shire Pharmaceuticals Group, a U.K.-based producer of specialty pharmaceuticals. We also added to our positions in U.K.'s WPP Group, Israel's Check Point Software, and France's Valeo and Suez. On the sale side, we eliminated Unilever, Banco Popular, Northern Foods and Alliance & Leicester. We sold these companies based on our assessment of their valuations, gains realized and alternative stock investments. After a new disclosure by management that substantially changed our outlook, we exited our Cable & Wireless position as well. Finally, we trimmed certain positions that had appreciated, including DSM and TransCanada PipeLines. Our decisions, as always, were the result of our value-driven, stock-by-stock selection process.

Going forward, we believe stock selection will remain crucial, particularly with continued stock market volatility. However, we are convinced that heightened volatility could offer attractive opportunities for the disciplined, long-term investor. At Templeton, rather than speculating on short-term market trends, we will continue to focus our attention on identifying stocks that in our opinion are trading at a substantial discount to long-term value. Our approach is disciplined, and we will put cash to work as we identify stocks that we believe offer the strongest long-term prospects.

TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,                      % OF TOTAL
COUNTRY                               NET ASSETS
-------------------------------------------------

Cheung Kong Holdings Ltd.                  2.8%
REAL ESTATE, HONG KONG

Volkswagen AG, ord. & pfd.                 2.3%
AUTOMOBILES, GERMANY

Aventis SA                                 2.0%
PHARMACEUTICALS, FRANCE

Swiss Reinsurance Co.                      2.0%
INSURANCE, SWITZERLAND

Rodamco Europe NV                          1.8%
DIVERSIFIED FINANCIALS,
NETHERLANDS

Koninklijke Philips
Electronics NV                             1.7%
HOUSEHOLD DURABLES,
NETHERLANDS

UPM-Kymmene Corp.                          1.7%
PAPER & FOREST PRODUCTS,
FINLAND

CLP Holdings Ltd.                          1.6%
ELECTRIC UTILITIES, HONG KONG

Eni SpA                                    1.6%
OIL & GAS, ITALY

POSCO                                      1.5%
METALS & MINING, SOUTH KOREA

In our view, an important, yet subtle, change taking place in investment markets around the world is an increasing number of companies' shifting focus to the bond investor and away from the equity investor. This is not related to, or the same as, the desire by investors for fixed income securities. Rather, it is an elevated emphasis being placed on a company's ability to service, maintain and even renegotiate debt, which helps a company's continuation, but unfortunately may come at the expense of a company's true owners -- equity investors.

As equity investors, we are committed to investing in and with managements and companies where we believe equity holders, not bondholders, are treated as a company's true, long-term owners. While we understand that this subtle change is taking place because of the difficult global financial picture, as equity-oriented investors, we will look for opportunities to invest in companies that have, in our opinion, corporate managements that are directing a company for the benefit of its owners -- the equity holders -- not its creditors.

It is important to note that there are special risks associated with foreign investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,789% in the past 15 calendar years, but has suffered 7 quarterly declines of more than 15% during that time. 3 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in Templeton Foreign Fund and welcome your comments or suggestions.

Sincerely,


/S/ JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

3. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities available to foreign (non-local) investors in Mexico.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.98        $7.84     $8.82
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.1394

CLASS B                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.94        $7.75     $8.69
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.0856

CLASS C                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.93        $7.76     $8.69
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.0724

CLASS R                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$1.00        $7.81     $8.81
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.1473

ADVISOR CLASS                      CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.98        $7.83     $8.81
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.1617

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                 6-MONTH     1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.61%    -13.34%     -4.35%     86.77%
Average Annual Total Return 2           -14.82%    -18.31%     -2.05%      5.82%
Value of $10,000 Investment 3            $8,518     $8,169     $9,017    $17,605
Avg. Ann. Total Return (3/31/03) 4                 -25.34%     -3.69%      4.99%


                                                                       INCEPTION
CLASS B                                 6-MONTH     1-YEAR     3-YEAR   (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.88%    -13.94%    -17.54%     3.13%
Average Annual Total Return 2           -13.45%    -17.35%     -7.11%      0.31%
Value of $10,000 Investment 3            $8,655     $8,265     $8,015    $10,128
Avg. Ann. Total Return (3/31/03) 4                 -24.53%     -9.53%     -0.63%


                                                                       INCEPTION
CLASS C                                 6-MONTH     1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.91%    -13.97%     -7.81%     28.70%
Average Annual Total Return 2           -11.72%    -15.66%     -1.82%      3.15%
Value of $10,000 Investment 3            $8,828     $8,434     $9,123    $12,745
Avg. Ann. Total Return (3/31/03) 4                 -22.94%     -3.46%      2.60%


                                                                       INCEPTION
CLASS R                                            6-MONTH     1-YEAR   (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                           -9.76%    -13.49%    -14.52%
Average Annual Total Return 2                      -10.65%    -14.34%    -15.36%
Value of $10,000 Investment 3                       $8,935     $8,566     $8,464
Avg. Ann. Total Return (3/31/03) 4                            -21.80%    -15.29%


ADVISOR CLASS 5                         6-MONTH     1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.38%    -13.03%     -3.23%     91.40%
Average Annual Total Return 2            -9.38%    -13.03%     -0.65%      6.71%
Value of $10,000 Investment 3            $9,062     $8,697     $9,677    $19,140
Avg. Ann. Total Return (3/31/03) 4                 -20.70%     -2.36%      5.86%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 32.77% and 1.65%.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND

CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $95,977 on February 28, 2003. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2003.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Principal + Dividends   Principal + Cap Gains   Total Value         CPI
10/5/82          $9,423                 $9,423            $9,423         $10,000
12/31/82         $9,823                 $9,823            $9,823          $9,965
12/31/83        $13,362                $13,217           $13,410         $10,343
12/31/84        $13,094                $12,759           $13,250         $10,751
12/31/85        $16,566                $15,735           $16,812         $11,160
12/31/86        $19,903                $19,896           $21,648         $11,282
12/31/87        $23,252                $24,190           $27,006         $11,782
12/31/88        $26,865                $28,790           $32,946         $12,303
12/31/89        $33,854                $36,619           $43,006         $12,875
12/31/90        $31,870                $34,542           $41,712         $13,662
12/31/91        $36,198                $40,076           $49,325         $14,080
12/31/92        $34,964                $39,496           $49,372         $14,488
12/31/93        $47,393                $53,489           $67,549         $14,886
12/31/94        $45,397                $53,552           $67,783         $15,284
12/31/95        $49,210                $58,571           $75,343         $15,672
12/31/96        $57,909                $67,602           $88,903         $16,192
12/31/97        $58,220                $71,753           $94,815         $16,468
12/31/98        $51,688                $68,140           $90,181         $16,733
12/31/99        $72,959                $92,229          $125,541         $17,181
12/31/00        $69,994                $87,478          $120,935         $17,764
12/31/01        $65,785                $78,257          $111,356         $18,039
12/31/02        $60,790                $70,303          $101,730         $18,468
2/28/03         $57,353                $66,328           $95,977         $18,694

*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers four other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                             CLASS A
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003  ---------------------------------------------------
                                                 (UNAUDITED)     2002       2001        2000        1999        1998
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period .........      $8.82       $9.69     $10.56      $10.49       $8.43      $11.40
                                              ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................        .04         .15        .26         .23         .27         .30
 Net realized and unrealized gains (losses) ..       (.88)       (.77)      (.69)        .25        2.82       (2.11)
                                              ----------------------------------------------------------------------
Total from investment operations .............       (.84)       (.62)      (.43)        .48        3.09       (1.81)
                                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income .......................       (.14)       (.25)      (.23)       (.32)       (.26)       (.32)
 Net realized gains ..........................         --          --       (.21)       (.09)       (.77)       (.84)
                                              ----------------------------------------------------------------------
Total distributions ..........................       (.14)       (.25)      (.44)       (.41)      (1.03)      (1.16)
                                              ----------------------------------------------------------------------
Net asset value, end of period ...............      $7.84       $8.82      $9.69      $10.56      $10.49       $8.43
                                              ======================================================================
Total return b ...............................    (9.61)%     (6.31)%    (4.08)%       4.79%      40.36%    (17.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............ $7,784,179  $8,325,977 $9,165,696 $11,489,339 $11,940,654 $10,745,504
Ratios to average net assets
 Expenses ....................................      1.22% c     1.16%      1.18%       1.15%       1.13%       1.12%
 Net investment income .......................       .54% c     1.63%      2.54%       2.14%       2.92%       2.79%
Portfolio turnover rate ......................     15.24%      34.15%     21.38%      44.77%      26.11%      38.27%

a Based on average weighted shares outstanding effective year ended August 31,
 1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                             CLASS B
                                                      -------------------------------------------------------
                                                       SIX MONTHS ENDED            YEAR ENDED AUGUST 31,
                                                      FEBRUARY 28, 2003  ------------------------------------
                                                           (UNAUDITED)   2002       2001      2000    1999 D
                                                      -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................     $8.69     $9.56     $10.43    $10.43     $8.39
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................      (.02)      .08        .18       .16       .14
 Net realized and unrealized gains (losses) .............      (.84)     (.76)      (.67)      .23      1.90
                                                            -------------------------------------------------
Total from investment operations ........................      (.86)     (.68)      (.49)      .39      2.04
                                                            -------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.08)     (.19)      (.17)     (.30)       --
 Net realized gains .....................................        --        --       (.21)     (.09)       --
                                                            -------------------------------------------------
Total distributions .....................................      (.08)     (.19)      (.38)     (.39)       --
                                                            -------------------------------------------------
Net asset value, end of period ..........................     $7.75     $8.69      $9.56    $10.43    $10.43
                                                            =================================================
Total return b ..........................................   (9.88)%   (7.07)%    (4.75)%     3.99%    24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................   $94,803   $87,135    $64,360   $53,313   $16,765
Ratios to average net assets:
 Expenses ...............................................     1.97% c   1.91%      1.93%     1.90%     1.91% c
 Net investment income (loss) ...........................    (.21)% c    .88%      1.83%     1.54%     2.14% c
Portfolio turnover rate .................................    15.24%    34.15%     21.38%    44.77%    26.11%

a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 1999 (effective date) to August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                             CLASS C
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003  ---------------------------------------------------
                                                 (UNAUDITED)     2002       2001        2000        1999        1998
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ..........     $8.69       $9.55     $10.39      $10.31       $8.30      $11.25
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............      (.02)        .08        .18         .14         .19         .22
 Net realized and unrealized gains (losses) ...      (.84)       (.76)      (.66)        .25        2.79       (2.07)
                                                ----------------------------------------------------------------------
Total from investment operations ..............      (.86)       (.68)      (.48)        .39        2.98       (1.85)
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................      (.07)       (.18)      (.15)       (.22)       (.20)       (.26)
 Net realized gains ...........................        --          --       (.21)       (.09)       (.77)       (.84)
                                                ----------------------------------------------------------------------
Total distributions ...........................      (.07)       (.18)      (.36)       (.31)       (.97)      (1.10)
                                                ----------------------------------------------------------------------
Net asset value, end of period ................     $7.76       $8.69      $9.55      $10.39      $10.31       $8.30
                                                ======================================================================
Total return b ................................   (9.91)%     (7.10)%    (4.68)%       3.94%      39.45%    (18.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $714,332    $793,143   $899,275  $1,127,869  $1,196,084  $1,159,810
Ratios to average net assets:
 Expenses .....................................     1.97% c     1.91%      1.92%       1.90%       1.88%       1.87%
 Net investment income (loss) .................    (.21)% c      .88%      1.80%       1.39%       2.15%       2.07%
Portfolio turnover rate .......................    15.24%      34.15%     21.38%      44.77%      26.11%      38.27%

a Based on average weighted shares outstanding effective year ended August 31,
  1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                  CLASS R
                                                   -------------------------------------
                                                    SIX MONTHS ENDED
                                                   FEBRUARY 28, 2003      PERIOD ENDED
                                                       (UNAUDITED)     AUGUST 31, 2002 D
                                                   -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ..............      $8.81                $9.30
                                                   -------------------------------------
Income from investment operations:
 Net investment income a ..........................        .02                  .14
 Net realized and unrealized gains (losses) .......       (.87)                (.63)
                                                   -------------------------------------
Total from investment operations ..................       (.85)                (.49)
                                                   -------------------------------------
Less distributions from net investment income .....       (.15)                  --
                                                   -------------------------------------
Net asset value, end of period ....................      $7.81                $8.81
                                                   =====================================
Total return b ....................................    (9.76)%              (5.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $25,161               $5,641
Ratios to average net assets:
 Expenses .........................................      1.47% c              1.41% c
 Net investment income ............................       .29% c              1.38% c
Portfolio turnover rate ...........................     15.24%               34.15%


a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 2, 2002 (effective date) to August 31, 2002.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                         ADVISOR CLASS
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003  ---------------------------------------------------
                                                 (UNAUDITED)     2002       2001        2000        1999        1998
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ..........     $8.81       $9.69     $10.56      $10.50       $8.44      $11.42
                                               -----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................       .06         .17        .28         .26         .29         .33
 Net realized and unrealized gains (losses) ...      (.88)       (.77)      (.68)        .24        2.81       (2.12)
                                               -----------------------------------------------------------------------
Total from investment operations ..............      (.82)       (.60)      (.40)        .50        3.10       (1.79)
                                               -----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................      (.16)       (.28)      (.26)       (.35)       (.27)       (.35)
 Net realized gains ...........................        --          --       (.21)       (.09)       (.77)       (.84)
                                               -----------------------------------------------------------------------
Total distributions ...........................      (.16)       (.28)      (.47)       (.44)      (1.04)      (1.19)
                                               -----------------------------------------------------------------------
Net asset value, end of period ................     $7.83       $8.81      $9.69      $10.56      $10.50       $8.44
                                               =======================================================================

Total return b ................................   (9.38)%     (6.15)%    (3.81)%      5.03%      40.65%     (17.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $295,084    $297,866   $102,846   $ 117,129     $77,203     $50,022
Ratios to average net assets:
 Expenses .....................................      .97% c      .91%       .93%        .90%        .88%        .87%
 Net investment income ........................      .79% c     1.88%      2.78%       2.45%       3.18%       3.08%
Portfolio turnover rate .......................    15.24%      34.15%     21.38%      44.77%      26.11%      38.27%

a Based on average weighted shares outstanding effective year ended August 31,
  1999.
b Total return is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 82.1%
     AEROSPACE & DEFENSE 1.2%
     BAE Systems PLC ..................................    United Kingdom       18,312,255            $  31,728,012
     Embraer-Empresa Brasileira de
     Aeronautica SA, ADR ..............................        Brazil              350,500                3,613,655
     Rolls-Royce PLC ..................................    United Kingdom       54,481,973               68,222,607
                                                                                                      -------------
                                                                                                        103,564,274
                                                                                                      -------------
     AIR FREIGHT & COURIERS .4%
     Deutsche Post AG .................................        Germany           3,166,417               32,079,843
                                                                                                      -------------
     AIRLINES .6%
     Qantas Airways Ltd. ..............................       Australia          8,840,760               16,524,284
     Qantas Airways Ltd., 144A ........................       Australia          1,346,661                2,517,047
     Singapore Airlines Ltd. ..........................       Singapore          6,165,985               33,504,044
                                                                                                      -------------
                                                                                                         52,545,375
                                                                                                      -------------
     AUTO COMPONENTS 2.5%
     Autoliv Inc., SDR ................................        Sweden            4,384,495               90,688,814
     Denso Corp. ......................................         Japan            3,381,300               50,594,373
     Valeo SA .........................................        France            2,817,739               79,993,151
                                                                                                      -------------
                                                                                                        221,276,338
                                                                                                      -------------
     AUTOMOBILES .4%
     Volkswagen AG ....................................        Germany             805,537               32,253,777
                                                                                                      -------------
     BANKS 4.9%
     Abbey National PLC ...............................    United Kingdom        9,237,336               56,743,968
     Allied Irish Banks PLC ...........................    Irish Republic           70,600                  896,368
   a Banca Nazionale del Lavoro SpA ...................         Italy               58,610                   70,308
     HSBC Holdings PLC ................................       Hong Kong          2,006,800               21,485,530
     Intesabci SpA ....................................         Italy               33,850                   78,439
     Kookmin Bank .....................................      South Korea         2,500,000               76,446,195
     Lloyds TSB Group PLC .............................    United Kingdom       10,857,447               60,539,570
     Nordea AB ........................................        Sweden            7,106,560               30,985,236
     San Paolo-IMI SpA ................................         Italy            4,986,600               34,934,470
     Toronto Dominion Bank ............................        Canada            2,709,300               60,558,256
   a UBS AG ...........................................      Switzerland         2,303,199               96,646,035
                                                                                                      -------------
                                                                                                        439,384,375
                                                                                                      -------------
     BEVERAGES .4%
     PanAmerican Beverages Inc., A ....................        Mexico            1,919,380               39,539,228
                                                                                                      -------------
     BIOTECHNOLOGY .6%
   a CellTech Group PLC ...............................    United Kingdom       10,050,800               51,173,783
   a CK Life Sciences International
     (Holdings) Inc. ..................................       Hong Kong          1,117,611                  183,424
                                                                                                      -------------
                                                                                                         51,357,207
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CHEMICALS 2.8%
     Akzo Nobel NV ....................................      Netherlands         2,173,675            $  47,066,382
     BASF AG ..........................................        Germany           2,650,316               96,263,983
     Bayer AG, Br. ....................................        Germany           2,350,193               31,181,561
     DSM NV, Br. ......................................      Netherlands         2,019,323               74,106,991
                                                                                                      -------------
                                                                                                        248,618,917
                                                                                                      -------------
     COMMERCIAL SERVICES & SUPPLIES 1.0%
     Adecco SA ........................................      Switzerland         1,558,118               46,996,332
     Chubb PLC ........................................    United Kingdom       16,117,799               15,232,295
     Societe BIC SA ...................................        France              818,992               26,128,089
                                                                                                      -------------
                                                                                                         88,356,716
                                                                                                      -------------
     COMPUTERS & PERIPHERALS .8%
     Compal Electronics Inc. ..........................        Taiwan           41,280,000               39,795,108
     NEC Corp. ........................................         Japan            7,934,000               29,528,103
                                                                                                      -------------
                                                                                                         69,323,211
                                                                                                      -------------
     CONSTRUCTION MATERIALS 1.0%
     Cemex SA .........................................        Mexico            3,853,718               13,857,085
     Cemex SA, ADR ....................................        Mexico            4,352,202               78,122,026
     Hanson PLC .......................................    United Kingdom           32,820                  153,921
                                                                                                      -------------
                                                                                                         92,133,032
                                                                                                      -------------
     DIVERSIFIED FINANCIALS 4.6%
     Amvescap PLC .....................................    United Kingdom           73,000                  338,911
   a First Pacific Co. Ltd. ...........................       Hong Kong         12,884,000                1,453,747
     ICICI Bank Ltd. ..................................         India            1,041,500                3,264,452
     Nomura Holdings Inc. .............................         Japan           10,340,480              121,575,531
     Rodamco Europe NV ................................      Netherlands         3,395,550              157,111,252
     Swire Pacific Ltd., A ............................       Hong Kong         24,142,522              102,153,226
   a WCM Beteiligungs & Grundbesitz AG ................        Germany          11,412,612               24,600,918
                                                                                                      -------------
                                                                                                        410,498,037
                                                                                                      -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
     BCE Inc. .........................................        Canada            2,175,763               40,556,409
     KT Corp., ADR ....................................      South Korea         2,603,234               48,159,829
     Nippon Telegraph & Telephone Corp. ...............         Japan               27,016               97,803,747
     Telecom Corp. of New Zealand Ltd. ................      New Zealand        13,339,365               31,257,988
     Telefonos de Mexico SA de CV
     (Telmex), L, ADR .................................        Mexico            1,846,680               53,682,988
                                                                                                      -------------
                                                                                                        271,460,961
                                                                                                      -------------
     ELECTRIC UTILITIES 4.9%
     CLP Holdings Ltd. ................................       Hong Kong         35,126,499              144,125,344
     E.ON AG ..........................................        Germany           2,239,080               95,203,494
     Guangdong Electric Power
     Development Co Ltd., B ...........................         China            4,730,550                2,735,544
     Hong Kong Electric Holdings Ltd. .................       Hong Kong         27,682,304              105,595,330
     Iberdrola SA, Br. ................................         Spain            5,754,512               88,195,082
                                                                                                      -------------
                                                                                                        435,854,794
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRICAL EQUIPMENT .2%
     GP Batteries International Ltd. ..................       Singapore            286,245            $     297,906
     Kidde PLC ........................................    United Kingdom       20,257,362               18,266,979
                                                                                                      -------------
                                                                                                         18,564,885
                                                                                                      -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
     Hitachi Ltd. .....................................         Japan           25,426,000              105,381,603
     Murata Manufacturing Co. Ltd. ....................         Japan              742,000               28,117,234
     Samsung Electro-Mechanics Co. ....................      South Korea           475,520               15,456,940
                                                                                                      -------------
                                                                                                        148,955,777
                                                                                                      -------------
     FOOD & DRUG RETAILING .2%
     J.Sainsbury PLC ..................................    United Kingdom        5,500,000               20,098,286
     Tesco PLC ........................................    United Kingdom          250,954                  640,350
                                                                                                      -------------
                                                                                                         20,738,636
                                                                                                      -------------
     FOOD PRODUCTS 1.2%
     Cadbury Schweppes PLC ............................    United Kingdom        2,336,489               11,813,460
     Nestle SA ........................................      Switzerland           462,590               93,132,058
                                                                                                      -------------
                                                                                                        104,945,518
                                                                                                      -------------
     GAS UTILITIES 1.2%
     TransCanada PipeLines Ltd. .......................        Canada            6,921,984              103,193,224
   a Transportadora de Gas del Sur SA, B, ADR .........       Argentina            779,350                1,519,732
                                                                                                      -------------
                                                                                                        104,712,956
                                                                                                      -------------
     HEALTH CARE PROVIDERS & SERVICES
     Gehe AG ..........................................        Germany             104,861                3,933,050
                                                                                                      -------------
     HOTELS RESTAURANTS & LEISURE .4%
     Shangri-La Asia Ltd. .............................       Hong Kong         56,736,670               40,738,720
                                                                                                      -------------
     HOUSEHOLD DURABLES 3.3%
     Koninklijke Philips Electronics NV ...............      Netherlands         9,205,362              153,584,751
     LG Electronics Inc. ..............................      South Korea            93,590                3,159,785
     Makita Corp. .....................................         Japan            3,952,700               26,412,629
     Pioneer Corp. ....................................         Japan               45,000                  974,413
     Sony Corp. .......................................         Japan            2,835,400              107,684,043
                                                                                                      -------------
                                                                                                        291,815,621
                                                                                                      -------------
     HOUSEHOLD PRODUCTS
     KAO Corp. ........................................         Japan               39,000                  823,049
     Reckitt Benckiser PLC ............................    United Kingdom           50,100                  789,915
                                                                                                      -------------
                                                                                                          1,612,964
                                                                                                      -------------
     INDUSTRIAL CONGLOMERATES 2.2%
     Hutchison Whampoa Ltd. ...........................       Hong Kong         18,837,224              112,794,856
     Smiths Group PLC .................................    United Kingdom        8,593,750               81,757,576
                                                                                                      -------------
                                                                                                        194,552,432
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE 7.4%
     Ace Ltd. .........................................        Bermuda           4,338,005           $  120,206,118
     AXA SA ...........................................        France            5,623,885               68,736,237
     AXA SA, ADR ......................................        France              150,000                1,816,500
     Sampo-Leonia OYJ, 144A ...........................        Finland           5,143,000               32,149,986
     Sampo-Leonia OYJ, A ..............................        Finland           7,671,280               47,954,802
     Swiss Reinsurance Co. ............................      Switzerland         2,930,885              157,783,632
     Swiss Reinsurance Co., 144A ......................      Switzerland           319,035               17,175,188
     XL Capital Ltd., A ...............................        Bermuda           1,707,924              121,160,129
     Zurich Financial Services AG .....................      Switzerland         1,118,180               94,830,900
                                                                                                      -------------
                                                                                                        661,813,492
                                                                                                      -------------
     IT CONSULTING & SERVICES .7%
     Satyam Computers Services Ltd. ...................         India           13,621,560               64,442,710
                                                                                                      -------------
     MACHINERY 1.8%
     Fanuc Ltd. .......................................         Japan                9,500                  413,830
     Invensys PLC .....................................    United Kingdom           14,900                    3,755
     KCI Konecranes International PLC .................        Finland               6,030                  133,557
     Metso OYJ ........................................        Finland           5,551,822               57,443,783
     Sandvik AB .......................................        Sweden            4,559,159              105,553,452
     Volvo AB, B ......................................        Sweden                5,720                  100,162
                                                                                                      -------------
                                                                                                        163,648,539
                                                                                                      -------------
     MEDIA 2.1%
     APN News & Media Ltd. ............................       Australia          1,907,918                3,427,155
     Reed Elsevier PLC ................................    United Kingdom          100,000                  730,059
     Reuters Group PLC ................................    United Kingdom       16,144,500               30,260,766
     SCMP Group Ltd. ..................................       Hong Kong         76,171,028               27,590,767
     United Business Media PLC ........................    United Kingdom           21,140                   72,922
     Wolters Kluwer NV ................................      Netherlands         2,358,372               32,611,835
     WPP Group PLC ....................................    United Kingdom       14,661,110               90,234,828
                                                                                                      -------------
                                                                                                        184,928,332
                                                                                                      -------------
     METALS & MINING 3.1%
     Barrick Gold Corp. ...............................        Canada            5,175,730               83,482,878
     BHP Billiton PLC .................................       Australia         11,370,897               59,104,020
     Pechiney SA, A ...................................        France                1,230                   31,154
     Pechiney SA, A, ADR ..............................        France                5,290                   66,601
     POSCO ............................................      South Korea         1,422,085              131,646,959
                                                                                                      -------------
                                                                                                        274,331,612
                                                                                                      -------------
     MULTI-UTILITIES .8%
    aInternational Power PLC ..........................    United Kingdom       11,957,713               17,092,403
     Suez SA ..........................................        France            4,270,370               55,921,402
                                                                                                      -------------
                                                                                                         73,013,805
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MULTILINE RETAIL .2%
     Galeries Lafayette SA ............................        France              191,469            $  20,945,985
     Marks & Spencer Group PLC ........................    United Kingdom           27,840                  133,964
                                                                                                      -------------
                                                                                                         21,079,949
                                                                                                      -------------
     OIL & GAS 8.5%
     BP PLC ...........................................    United Kingdom        6,895,535               43,444,651
     CNOOC Ltd. .......................................       Hong Kong         50,708,705               71,195,435
     CNOOC Ltd., ADR ..................................       Hong Kong          1,462,591               40,762,411
     Eni SpA ..........................................         Italy            9,600,970              142,490,307
     Norsk Hydro ASA ..................................        Norway            1,591,030               60,953,899
   a Perez Companc SA, B, ADR .........................       Argentina            208,455                1,519,637
     PetroChina Co. Ltd., H ...........................         China          546,968,691              114,315,620
     Repsol YPF SA ....................................         Spain            8,015,423              112,306,804
     Royal Dutch Petroleum Co. ........................      Netherlands         1,013,000               40,123,893
     Shell Transport & Trading Co. PLC ................    United Kingdom       22,045,640              127,697,897
     Total Fina Elf SA, B .............................        France                1,270                  167,815
                                                                                                      -------------
                                                                                                        754,978,369
                                                                                                      -------------
     PAPER & FOREST PRODUCTS 4.2%
     Holmen Aktiebolag AB, B ..........................        Sweden            3,653,879               89,317,996
     M-real OYJ, B ....................................        Finland           2,834,000               21,534,026
     Norske Skogindustrier ASA, A .....................        Norway            2,174,800               27,772,898
     Stora Enso OYJ, R (EUR Traded) ...................        Finland           2,309,631               22,627,822
     Stora Enso OYJ, R (EUR/FIM Traded) ...............        Finland           7,072,760               69,292,954
     UPM-Kymmene Corp. ................................        Finland           5,199,534              149,067,281
                                                                                                      -------------
                                                                                                        379,612,977
                                                                                                      -------------
     PHARMACEUTICALS 4.1%
     Aventis SA .......................................        France            3,885,150              176,415,005
     GlaxoSmithKline PLC ..............................    United Kingdom          789,100               13,870,898
     Merck KGAA .......................................        Germany              15,780                  380,970
     Novartis AG ......................................      Switzerland         2,581,048               94,790,701
     Ono Pharmaceutical Co. Ltd. ......................         Japan            1,495,000               46,914,358
     Shire Pharmaceuticals Group PLC ..................    United Kingdom        5,727,639               29,590,877
                                                                                                      -------------
                                                                                                        361,962,809
                                                                                                      -------------
     REAL ESTATE 3.5%
     Ayala Land Inc. ..................................      Philippines       104,026,880                8,871,618
     British Land Co. PLC .............................    United Kingdom           17,549                  118,582
     Cheung Kong Holdings Ltd. ........................       Hong Kong         39,739,758              249,676,007
     Hang Lung Group Ltd. .............................       Hong Kong         56,615,783               47,911,191
   a Inversiones Y Representacion SA ..................       Argentina                  4                        3
   a Inversiones y Representacion SA, GDR .............       Argentina            282,576                2,144,755
                                                                                                      -------------
                                                                                                        308,722,156
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ROAD & RAIL 1.0%
     East Japan Railway Co. ...........................         Japan               17,269            $  79,607,570
     MTR Corp. Ltd. ...................................       Hong Kong          8,767,000                9,723,500
                                                                                                      -------------
                                                                                                         89,331,070
                                                                                                      -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.4%
     Samsung Electronics Co. Ltd. .....................      South Korea           372,890               87,314,334
   a Taiwan Semiconductor Manufacturing Co. ...........        Taiwan           34,407,400               41,585,922
   a United Microelectronics Corp., ADR ...............        Taiwan               67,689                  218,636
                                                                                                      -------------
                                                                                                        129,118,892
                                                                                                      -------------
     SOFTWARE .3%
   a Check Point Software Technologies Ltd. ...........        Israel            1,677,658               24,946,774
                                                                                                      -------------
     TEXTILES & APPAREL 1.4%
     Adidas-Salomon AG ................................        Germany             644,290               51,386,540
     Yue Yuen Industrial Holdings Ltd. ................       Hong Kong         38,630,410               71,821,229
                                                                                                      -------------
                                                                                                        123,207,769
                                                                                                      -------------
     WIRELESS TELECOMMUNICATION SERVICES 2.1%
   a China Mobile (Hong Kong) Ltd. ....................         China           47,786,329              102,936,278
     SK Telecom Co. Ltd. ..............................      South Korea           232,660               32,160,935
     SK Telecom Co. Ltd., ADR .........................      South Korea         1,283,689               19,755,974
     Smartone Telecommunications
     Holdings Ltd. ....................................       Hong Kong         27,032,203               29,808,176
     Vodafone Group PLC ...............................    United Kingdom          379,718                  680,332
                                                                                                      -------------
                                                                                                        185,341,695
                                                                                                      -------------
     TOTAL COMMON STOCKS (COST $8,600,726,038) ........                                               7,319,297,594
                                                                                                      -------------
     PREFERRED STOCKS 3.8%
     Cia Vale do Rio Doce, A, ADR, pfd. ...............        Brazil            2,366,657               64,491,403
     Petroleo Brasileiro SA, pfd. .....................        Brazil            4,996,200               59,954,400
     Samsung Electronics Co. Ltd., pfd. ...............      South Korea           310,500               34,856,951
     Volkswagen AG, pfd. ..............................        Germany           6,030,016              176,776,137
                                                                                                      -------------
     TOTAL PREFERRED STOCKS (COST $390,165,867) .......                                                 336,078,891
                                                                                                      -------------

                                                                                PRINCIPAL
                                                                                 AMOUNT B
                                                                               ------------
     BONDS & NOTES 5.1%
     Bundesrepublik Deutschland:
      4.25%, 3/12/04 ..................................        Germany          24,330,000    EUR  $     26,743,280
      5.00%, 1/04/12 ..................................        Germany          24,080,000    EUR        28,250,178
     Federal Republic of Germany:
      4.50%, 5/19/03 ..................................        Germany          60,000,000    EUR        64,929,620
      5.00%, 2/17/06 ..................................        Germany          60,000,000    EUR        69,126,555
      5.00%, 7/04/11 ..................................        Germany          12,000,000    EUR        14,088,974
     Government of Canada, 6.00%, 6/01/11 .............        Canada           16,060,000    CAD        11,609,543

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                               COUNTRY           AMOUNT B                 VALUE
--------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES (CONT.)
     Government of France:
      5.00%, 7/12/05 ..................................        France           23,180,000    EUR    $   26,452,312
      5.00%, 4/25/12 ..................................        France           24,600,000    EUR        28,722,360
     Government of New Zealand:
      8.00%, 11/15/06 .................................      New Zealand        31,330,000    NZD        18,983,334
      7.00%, 7/15/09 ..................................      New Zealand        31,710,000    NZD        18,961,190
     Government of Spain:
      4.50%, 7/30/04 ..................................         Spain           23,575,000    EUR        26,171,319
      5.00%, 7/30/12 ..................................         Spain           25,160,000    EUR        29,406,031
     Inversiones Y Representacion SA,
     cvt., 8.00%, 11/14/07 ............................       Argentina          1,335,565                1,575,967
     Kingdom of Sweden, 5.50%, 10/08/12 ...............        Sweden           97,360,000    SEK        12,347,122
     Korea Telecom Corp., cvt., 144A,
     .25%, 1/04/07 ....................................      South Korea        20,000,000               20,575,000
     New South Wales Treasury Corp.,
     8.00%, 3/01/08 ...................................       Australia         34,330,000    AUD        23,711,752
     U.S. Treasury Bond, 8.75%, 8/15/20 ...............     United States       20,000,000               30,089,860
     U.S. Treasury Note, 3.625%, 8/31/03 ..............     United States        1,500,000                1,518,224
                                                                                                     --------------
     TOTAL BONDS & NOTES (COST $382,635,714) ..........                                                 453,262,621
                                                                                                     --------------
     SHORT TERM INVESTMENTS (COST $781,200,638) 8.7%
     U.S. Treasury Bills, 1.133% to 1.221%,
     with maturities to 5/29/03 .......................     United States      782,333,000              781,269,772
                                                                                                     --------------
     TOTAL INVESTMENTS (COST $10,154,728,257) 99.7% ...                                               8,889,908,878
     OTHER ASSETS, LESS LIABILITIES .3% ...............                                                  23,650,978
                                                                                                     --------------
     NET ASSETS 100.0% ................................                                              $8,913,559,856
                                                                                                     ==============

     CURRENCY ABBREVIATIONS:
     AUD -- Australian Dollar
     CAD -- Canadian Dollar
     EUR -- European Unit
     FIM -- Finnish Markka
     NZD -- New Zealand Dollar
     SEK -- Swedish Krona

 a Non-income producing.
 b The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ..................................................      $ 10,154,728,257
                                                               ================
  Value .................................................         8,889,908,878
 Cash ...................................................                 2,968
 Foreign currency, at value (cost $6,286,838 ) ..........             6,117,261
 Receivables:
  Investment securities sold ............................            16,881,085
  Capital shares sold ...................................            51,330,783
  Dividends and interest ................................            28,142,331
                                                               ----------------
      Total assets ......................................         8,992,383,306
Liabilities:
 Payables:
  Investment securities purchased .......................            31,266,937
  Capital shares redeemed ...............................            35,135,103
  Affiliates ............................................            10,774,384
 Other liabilities ......................................             1,647,026
                                                               ----------------
      Total liabilities .................................            78,823,450
                                                               ----------------
Net assets, at value ....................................      $  8,913,559,856
                                                               ================
Net assets consist of:
 Undistributed net investment income ....................      $     (5,999,743)
 Net unrealized appreciation (depreciation) .............        (1,263,819,452)
 Accumulated net realized gain (loss) ...................          (700,061,631)
 Capital shares .........................................        10,883,440,682
                                                               ----------------
Net assets, at value ....................................      $  8,913,559,856
                                                               ================
CLASS A:
 Net asset value per share ($7,784,179,308 / 992,530,075
 shares outstanding) ....................................                 $7.84
                                                               ================
 Maximum offering price per share ($7.84 / 94.25%) ......                 $8.32
                                                               ================
CLASS B:
 Net asset value and maximum offering price per
  share ($94,803,445 / 12,229,026
  shares outstanding) a .................................                 $7.75
                                                               ================
CLASS C:
 Net asset value per share ($714,331,978 / 92,021,520
 shares outstanding) a ..................................                 $7.76
                                                               ================
 Maximum offering price per share ($7.76 / 99.00%) ......                 $7.84
                                                               ================
CLASS R:
 Net asset value and maximum offering price per share
 ($25,161,223 / 3,220,040 shares outstanding) a .........                 $7.81
                                                               ================
ADVISOR CLASS:
 Net asset value and maximum offering price per share
 ($295,083,902 / 37,709,760 shares outstanding) .........                 $7.83
                                                               ================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $6,314,066)
 Dividends .................................................      $  62,086,721
 Interest ..................................................         18,186,507
                                                                  -------------
      Total investment income ..............................         80,273,228
Expenses:
 Management fees (Note 3) ..................................         27,982,186
 Administrative fees (Note 3) ..............................          3,600,643
 Distribution fees (Note 3)
  Class A ..................................................          9,997,644
  Class B ..................................................            451,469
  Class C ..................................................          3,734,328
  Class R ..................................................             43,349
 Transfer agent fees (Note 3) ..............................         10,398,000
 Custodian fees ............................................          1,540,000
 Reports to shareholders ...................................            302,900
 Registration and filing fees ..............................            216,600
 Professional fees .........................................            122,700
 Directors' fees and expenses ..............................             83,500
 Other .....................................................             92,400
                                                                  -------------
      Total expenses .......................................         58,565,719
                                                                  -------------
            Net investment income ..........................         21,707,509
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       (274,181,948)
  Foreign currency transactions ............................         (2,191,050)
                                                                  -------------
      Net realized gain (loss) .............................       (276,372,998)
 Net unrealized appreciation (depreciation) on:
 Investments ...............................................       (671,676,386)
 Translation of assets and liabilities
  denominated in foreign currencies ........................            761,666
                                                                  -------------
      Net unrealized appreciation (depreciation) ...........       (670,914,720)
                                                                  -------------
Net realized and unrealized gain (loss) ....................       (947,287,718)
                                                                  -------------
Net increase (decrease) in net assets resulting
  from operations ..........................................      $(925,580,209)
                                                                  =============

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                SIX MONTHS ENDED      YEAR ENDED
                                                               FEBRUARY 28, 2003   AUGUST 31, 2002
                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................      $  21,707,509     $   154,101,909
  Net realized gain (loss) from investments and
 foreign currency transactions ............................       (276,372,998)       (312,319,760)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ............       (670,914,720)       (518,824,331)
                                                                ----------------------------------
      Net increase (decrease) in net assets
 resulting from operations ................................       (925,580,209)       (677,042,182)

Distributions to shareholders from:
 Net investment income:
  Class A .................................................       (133,573,005)       (235,819,413)
  Class B .................................................           (900,250)         (1,306,252)
  Class C .................................................         (6,555,980)        (16,440,739)
  Class R .................................................           (287,984)               --
  Advisor Class ...........................................         (5,646,522)         (2,915,336)
                                                                ----------------------------------
 Total distributions to shareholders ......................       (146,963,741)       (256,481,740)

Capital share transactions (Note 2):
  Class A .................................................        398,242,475         (24,259,182)
  Class B .................................................         18,155,504          30,333,334
  Class C .................................................          6,924,909         (26,453,311)
  Class R .................................................         21,080,060           6,109,358
  Advisor Class ...........................................         31,901,193         225,379,426
                                                                ----------------------------------
Total capital share transactions ..........................        476,304,141         211,109,625
Redemption fees (Note 1g) .................................             37,598                --
       Net increase (decrease) in net assets ..............       (596,202,211)       (722,414,297)

Net assets:
 Beginning of period ......................................      9,509,762,067      10,232,176,364
                                                                ----------------------------------
 End of period ............................................     $8,913,559,856     $ 9,509,762,067
                                                                ==================================
Undistributed net investment income included in net assets:
 End of period ............................................     $   (5,999,743)    $   119,256,489
                                                                ==================================

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At February 28, 2003, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.6 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, 100 million Class R, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              -------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              -------------------------------------------------------------
CLASS A SHARES:
Shares sold .................................  350,944,213 $ 2,905,095,565     471,491,186  $ 4,374,949,331
Shares issued on reinvestment
 of distributions ...........................   13,857,106     114,571,286      23,497,068      202,990,579
Shares redeemed ............................. (316,350,261) (2,621,424,376)   (496,607,817)  (4,602,199,092)
                                              --------------------------------------------------------------
Net increase (decrease) .....................   48,451,058 $   398,242,475      (1,619,563) $   (24,259,182)
                                              ==============================================================

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
CLASS B SHARES:
Shares sold .................................    2,857,421    $ 23,438,025       4,315,959  $  39,672,214
Shares issued on reinvestment
 of distributions ...........................       94,874         774,088         130,127      1,107,955
Shares redeemed .............................     (744,786)     (6,056,609)     (1,155,195)   (10,446,835)
                                              ------------------------------------------------------------
Net increase (decrease) .....................    2,207,509    $ 18,155,504       3,290,891  $  30,333,334
                                              ============================================================

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
CLASS C SHARES:
Shares sold .................................    8,802,249    $ 72,394,733      15,992,952 $  147,225,872
Shares issued on reinvestment
 of distributions ...........................      654,074       5,342,112       1,556,953     13,236,017
Shares redeemed .............................   (8,681,310)    (70,811,936)    (20,499,209)  (186,915,200)
                                              ------------------------------------------------------------
Net increase (decrease) .....................      775,013     $ 6,924,909      (2,949,304) $  (26,453,311)
                                              ============================================================

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
CLASS R SHARES:
Shares sold .................................    3,013,835    $ 24,675,433         856,102  $   8,088,815
Shares issued on reinvestment
 of distributions ...........................       34,889         287,438              --             --
Shares redeemed .............................     (469,050)     (3,882,811)       (215,736)    (1,979,457)
                                              ------------------------------------------------------------
Net increase (decrease) .....................    2,579,674    $ 21,080,060         640,366  $   6,109,358
                                              ============================================================

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .................................   15,345,264    $126,378,155      29,965,837  $ 287,607,007
Shares issued on reinvestment
 of distributions ...........................      319,211       2,633,633         295,000      2,546,900
Shares issued on merger (Note 6) ............           --              --       3,103,590     29,797,563
Shares redeemed .............................  (11,754,888)    (97,110,595)    (10,174,873)   (94,572,044)
                                              ------------------------------------------------------------
Net increase (decrease) .....................    3,909,587    $ 31,901,193      23,189,554  $ 225,379,426
                                              ============================================================

*Effective date of Class R shares was January 2, 2002.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, 1.00%, and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2003, unreimbursed costs were $34,671,356. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $312,987 and $221,304, respectively.

4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

         Cost of investments ..............................  $10,202,579,579
                                                             ---------------
         Unrealized appreciation ..........................      569,979,790
         Unrealized depreciation ..........................   (1,882,650,491)
                                                             ---------------
         Net unrealized appreciation (depreciation) .......  $(1,312,670,701)
                                                             ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales losses realized subsequent to October 31 on the sales of securities, and bond discounts and premiums.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had tax basis capital losses including $18,417,772 from the merged FTI International Equity Fund which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................. $  4,651,723
                  2008 ..............................   11,314,069
                  2009 ..............................    2,451,980
                  2010 ..............................  268,259,710
                                                      ------------
                                                      $286,677,482
                                                      ============

At August 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $111,036,863. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $2,042,196,624 and $1,219,614,336, respectively.

6. MERGER

On March 27, 2002, the Fund acquired the net assets of Fiduciary International Equity Fund, an affiliate of the Fund, pursuant to a plan of reorganization approved by Fiduciary International Equity Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,103,590 Advisor shares of the Fund (valued at $9.60 per share) for the net assets of the Fiduciary International Equity Fund which aggregated $29,797,563, including $517,697 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $10,155,045,318.

30
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LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable
  Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


SEMIANNUAL REPORT
TEMPLETON FOREIGN FUND

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


104 S2003 04/03                   [LOGO OMITTED] Printed on recycled paper